UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2023

Mural Oncology plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-41837	98-1748617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Earlsfort Terrace
Dublin 2, D02 T380, Ireland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353-1-905-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with Alkermes

On November 15, 2023, Alkermes plc (“Alkermes”) completed the previously announced separation (the “Separation”) of its oncology business into Mural Oncology plc (“Mural”), a new, independent, publicly-traded company. The Separation was effected by means of a distribution of all of the outstanding ordinary shares of Mural to Alkermes’ shareholders (the “Distribution”), in which each of Alkermes’ shareholders received one ordinary share, nominal value $0.01 per share, of Mural for every ten ordinary shares, par value $0.01 per share, of Alkermes held by such shareholder as of the close of business on November 6, 2023, the record date for the Distribution. The effective time of the Distribution was 12:01 a.m. on November 15, 2023. As a result of the Separation and Distribution, Mural became an independent public company and will commence regular way trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

In connection with the Separation, on November 13, 2023, Mural or Mural Oncology, Inc., a wholly-owned subsidiary of Mural (“Mural Subsidiary’), as applicable, entered into certain agreements with Alkermes or Alkermes, Inc., a wholly-owned subsidiary of Alkermes (“Alkermes Subsidiary”), as applicable, to provide a framework for Mural’s relationship with Alkermes following the Separation, including, among others, the following agreements:

•	Separation Agreement

•	Tax Matters Agreement

•	Employee Matters Agreement

•	Alkermes Transition Services Agreement

•	Mural Transition Services Agreement

A summary of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Relationships with Alkermes—Agreements with Alkermes” of the Information Statement, dated October 31, 2023, filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”), and is incorporated into this Item 1.01 by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Lease Assumption Agreement

In connection with the Separation, Alkermes Subsidiary entered into an assignment and assumption of lease agreement (the “Lease Assumption Agreement”) with Mural Subsidiary, dated as of November 13, 2023, pursuant to which Alkermes Subsidiary assigned to Mural Subsidiary an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Lease Assumption Agreement, Mural Subsidiary assumed all of Alkermes Subsidiary’s obligations under the Winter Street Lease.

A summary of the Winter Street Lease can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations and commitments” in the Information Statement, and is incorporated into this Item 1.01 by reference. In addition, the descriptions of the Winter Street Lease and the Lease Assumption Agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements, which are attached as Exhibits 10.8 and 10.9, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description of the Separation and Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the Constitution (as defined below) included under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officers and Change in Principal Financial Officer and Principal Accounting Officer

In connection with the Separation, the following individuals were elected to the positions set forth in the table below:

Name	Position
Caroline Loew, Ph.D.	Chief Executive Officer
Adam Cutler	Chief Financial Officer
Vicki L. Goodman, M.D.	Chief Medical Officer

In connection with the Separation, Dr. Caroline Loew resigned as Principal Financial Officer and Principal Accounting Officer, effective as of November 15, 2023. In connection with the Separation, Adam Cutler was appointed as Principal Financial Officer and Principal Accounting Officer, effective as of November 15, 2023.

Biographical information for each of the executive officers named above can be found in the Information Statement under the section entitled “Management—Directors and Executive Officers,” which is incorporated into this Item 5.02 by reference. None of Dr. Loew, Mr. Cutler or Dr. Goodman is, or has been since January 1, 2022, a participant in any transaction involving Mural, and is not a participant in any proposed transaction with Mural, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Dr. Loew, Mr. Cutler or Dr. Goodman and any of the Company’s directors or executive officers.

Employment Agreements with Dr. Loew, Mr. Cutler and Dr. Goodman

On November 15, 2023, Mural Subsidiary entered into employment agreements with each of Dr. Loew, Mr. Cutler, and Dr. Goodman. A summary of the employment agreements with each of Dr. Loew, Mr. Cutler and Dr. Goodman can be found in the section entitled “Executive Compensation—Employment Agreements” of the Information Statement and is incorporated into this Item 5.02 by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Indemnification Agreements

In connection with the Separation, each of the executive officers named above and each of Mural’s directors entered into or will enter into a deed of indemnification with Mural and an indemnification agreement with Mural Subsidiary, substantially in the forms attached as 10.5, 10.6 and 10.7 to Mural’s Registration Statement on Form 10, filed with the Commission on October 10, 2023 (File No. 001-41837).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Memorandum and Articles of Association of Mural (the “Constitution”) was amended and restated, effective November 15, 2023. A description of the material provisions of the Constitution can be found in the Information Statement under the section entitled “Description of Mural’s Share Capital,” which is incorporated into this Item 5.03 by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Constitution, which is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 7.01.	Regulation FD Disclosure.

On November 15, 2023, Mural issued a press release announcing the completion of the Separation and the launch of its operations as an independent company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Separation Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc.

3.1	Amended and Restated Memorandum and Articles of Association of Mural Oncology plc.

10.1*	Tax Matters Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc.

10.2	Employee Matters Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc.

10.3*	Transition Services Agreement, dated as of November 13, 2023, by and between Alkermes, Inc. and Mural Oncology, Inc.

10.4*	Transition Services Agreement, dated as of November 13, 2023, by and between Mural Oncology, Inc. and Alkermes, Inc.

10.5+*	Employment Agreement, effective as of November 15, 2023, by and between Mural Oncology, Inc. and Adam Cutler

10.6+*	Employment Agreement, effective as of November 15, 2023, by and among Mural Oncology plc, Mural Oncology, Inc. and Dr. Caroline Loew (Incorporated by reference to Exhibit 10.10 to Mural Oncology plc’s Registration Statement on Form 10 filed with the SEC on October 10, 2023 (File No. 001-41837).

10.7+*	Employment Agreement, effective as of November 15, 2023, by and between Mural Oncology, Inc. and Vicki L. Goodman

10.8	Lease between Alkermes, Inc. and PDM Unit 850, LLC, dated as of April 22, 2009, as amended.

10.9	Assignment and Assumption of Lease, dated as of November 13, 2023, by and between Alkermes, Inc. and Mural Oncology, Inc.

99.1	Information Statement of Mural Oncology plc, dated October 31, 2023.

99.2	Press Release of Mural Oncology plc, dated November 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Mural hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mural, Inc.

Dated: November 15, 2023	By:	/s/ Caroline Loew
	Name:	Caroline Loew, Ph.D.
	Title:	Chief Executive Officer